SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549
                          FORM 8-K


                    Current Report Pursuant
                 to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 19, 1998

                     American Rice, Inc.
    (Exact name of registrant as specified in its charter)


                            Texas
        (State or other jurisdiction of incorporation)



        0-17039                                76-0231626
(Commission File Number)                    (I.R.S. Employer
                                           Identification No.)


411 N. Sam Houston Parkway E.
      Houston, Texas                                 77060
   (Address of Principal                           (Zip Code)
     Executive Offices)


                          (281) 272-8800
       (Registrant's telephone number, including area code)


                          Not Applicable
   (Former name or former address, if changed since last report

Item 5.  Other Events

American Rice, Inc. issued a press release after the close of business on Friday, June 19, in part regarding the termination of Gerald D. Murphy as Chairman and board member of the Board of Directors of the Company. The information contained in such press release is attached hereto as Exhibit 99.

Item 7.  Financial Statement and Exhibits

(c) Exhibits

Exhibit 99 - Press Release dated June 19, 1998.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 24, 1998                           American Rice, Inc.
                                             --------------------
                                                 (Registrant)

                                      By:  /s/ Joseph E. Westover
                                           ----------------------
                                               Joseph E. Westover
                                               Vice President and
                                                  Controller